0000000000000089755036007102015

SCANNED
jb 9/11/15

CREDIT AGREEMENT AND DISCLOSURE CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$150,000.00	07-10-2015		89755			170	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: New Castle Country Club
511 Country Club Drive
New Castle, PA 16105

Lender: Mercer County State Bank
Sandy Lake / Main Office
3279 S Main Street
P O Box 38
Sandy Lake, PA 16145

CREDIT LIMIT: $150,000.00 **DATE OF AGREEMENT: July 10, 2015**

Description of Existing Indebtedness. Demand Loan #89755 originated on 6/21/2013 with a Maximum Principal Obligation of $100,000.00 and Modified on 5/28/2014 to a Maximum Principal Obligation of $150,000.00 .

Description of Collateral. Mortgage dated 6/21/2013 in the amount of $100,000.00 on property commonly known as 511 Country Club Drive, New Castle, Pennsylvania recorded in Lawrence County Recorder's Office on 6/24/2013 at Document #2013-0007012 - Modification of said Mortgage dated 5/28/2014 in the amount of $150,000.00 recorded in Lawrence County Recorder's Office on 5/29/2014 at Document #2014-004053

Assignment of Rents dated 6/21/2013 in the amount of $100,000.00 on property commonly known as 511 Country Club Drive, New Castle, Pennsylvania recorded in Lawrence County Recorder's Office on 6/24/2013 at Document #2013-0007011 - Modification of said Assignment of Rents dated 5/28/2014 in the amount of $150,000.00 recorded in Lawrence County Recorder's Office on 5/29/2014 at Document #2014-004054

All Inventory, Equipment, Accounts, Documents, General Intangibles as described on a Security Agreement dated 6/21/2013.

Description of Change in Terms. This Change in Terms Agreement amends the Promissory Note and All Amendments and/or Renewals under Loan #89755 which was initially originated on 6/21/2013 with an obligation Principal Amount of $100,000.00, and was Modified on 5/28/2014 to a Maximum Principal Obligation of $150,000.00 and was agreed upon by New Castle Country Club (Borrower) and Lender.

Effective 7/10/2015 change the Loan Maturity Date from 6/21/2015 to On Demand

Loan Fees, Charges and Expenses. In addition to all other agreed upon fees, charges, and expenses, Borrower agrees to pay the following: An Annual Renewal Fee of $100.00 which will be assessed every July 10, beginning July 10, 2016. This Fee is Non-Refundable. This Fee is subject to change without prior notification to the Borrower.

Continuing Validity. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

Acknowledgment and Amendments. Borrower understands and agrees to the terms and conditions in this Agreement. Borrower acknowledges that, subject to applicable laws, Lender has the right to change the terms and conditions of the Credit Line program. Borrower also understands and agrees that Borrower may be subject to other agreements with Lender regarding transfer instruments or access devices which may access Borrower's Credit Line. Any person signing below may request a modification to this Agreement, and, if granted, the modification will be binding upon all signers. By signing this Agreement, Borrower acknowledges that Borrower has read this Agreement.

This Agreement is dated July 10, 2015.

THIS AGREEMENT IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS AGREEMENT IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

CHANGE IN TERMS SIGNERS:

NEW CASTLE COUNTRY CLUB

By:____________________(Seal)
Joseph George, President of New Castle Country Club

By:____________________(Seal)
Mark Hasson, Secretary of New Castle Country Club

By:____________________(Seal)
Domenick Ionta, Vice President/Treasurer of New Castle Country Club

ACCEPTED: MERCER COUNTY STATE BANK

By:____________________(Seal)
David F Hock, Vice President

000000000000089755036007102015

NOTARY ACKNOWLEDGEMENT - CORPORATE

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$150,000.00	07-10-2015		89755			170	

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item. Any item above containing "***" has been omitted due to text length limitations.

Borrower: New Castle Country Club
511 Country Club Drive
New Castle, PA 16105

Lender: Mercer County State Bank
Sandy Lake / Main Office
3279 S Main Street
P O Box 38
Sandy Lake, PA 16145

This NOTARY ACKNOWLEDGEMENT - CORPORATE is attached to and by this reference is made a part of the Credit Agreement and Disclosure Change In Terms Agreement, dated July 10, 2015, and executed in connection with a loan or other financial accommodations between MERCER COUNTY STATE BANK and New Castle Country Club.

State of PA

County of LAWRENCE SS:

On this 22 day of July, A.D. 2015, before me, the undersigned officer, personally appeared JOSEPH A GEORGE who acknowledged himself/herself to be PRESIDENT of NCCC AND DOMENICK IONTA, who acknowledged himself/herself to be the VICE PRESIDENT / TREASURER of NCCC, a corporation, and that they as such ______ being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by themselves as ______ and ______ for the purposes therein contained.

In witness whereof, I hereunto set my hand and official seal this 22 day of JULY A.D., 20 15

My Commission Expires: ______

______ NOTARY PUBLIC WAH

COMMONWEALTH OF PENNSYLVANIA
Notarial Seal
Wynn A. Hassan, Notary Public
City of New Castle, Lawrence County
My Commission Expires March 3, 2017

THIS NOTARY ACKNOWLEDGEMENT - CORPORATE IS EXECUTED ON JULY 10, 2015.

CHANGE IN TERMS SIGNERS:

NEW CASTLE COUNTRY CLUB

By: ______ (Seal)
Joseph George, President of New Castle Country Club

By: ______ (Seal)
Domenick Ionta, Vice President/Treasurer of New Castle Country Club

By: ______ (Seal)
Mark Hasson, Secretary of New Castle Country Club

ACCEPTED: MERCER COUNTY STATE BANK

By: ______ (Seal)
David F Hock, Vice President